EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of 155 East Tropicana, LLC and 155 East Tropicana Finance Corp. (the “Company”) for the three months ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Neil G. Kiefer, as President and Chief Executive Officer of 155 East Tropicana, LLC, a Nevada limited-liability company and 155 East Tropicana Finance Corp., a Nevada corporation, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Neil G. Kiefer
Neil G. Kiefer, President and Chief Executive Officer August 15, 2005

The foregoing certifications are being furnished solely pursuant to 18 U.S.C. § 1350 and are not being filed as part of the Report or as a separate disclosure document.